UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2023

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2023, Sprouts Farmers Market, Inc. (the “Company”) issued a press release announcing its results of operations for its first fiscal quarter ended April 2, 2023. On the same date, the Company posted on its investor relations website, located at investors.sprouts.com, a PowerPoint presentation (the “Earnings Presentation”) that will be used by management during the Company’s earnings conference call. A copy of the press release and the Earnings Presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 2.02 by reference.

The information furnished in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto and incorporated herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is hereby incorporated by reference.

The Company is also furnishing in this Current Report on Form 8-K a PowerPoint presentation (the “Investor Presentation”) to be used by the Company at various meetings with institutional investors or analysts. The Investor Presentation may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. A copy of the Investor Presentation is furnished herewith as Exhibit 99.3 and is incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement in the attached press release, Earnings Presentation or Investor Presentation is based.

The text of this Current Report on Form 8-K and the attached press release, Earnings Presentation and Investor Presentation are available on the Company’s investor relations website located at investors.sprouts.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated May 1, 2023, entitled “Sprouts Farmers Market, Inc. Reports First Quarter 2023 Results”

99.2	Sprouts Farmers Market, Inc. Presentation, dated May 1, 2023, entitled “Q1 2023 Earnings”

99.3	Sprouts Farmers Market, Inc. Presentation, dated May 1, 2023, entitled "Investor Deck"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 1, 2023	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary